UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2025

HPS CORPORATE CAPITAL SOLUTIONS FUND

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01715	93-6616284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-287-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Certain Officers; Appointment of Certain Officers.

The Board of Trustees (the “Board”) of HPS Corporate Capital Solutions Fund (the “Company”) appointed Eric Smith as Chief Compliance Officer of the Company, effective as of October 9, 2025. Mr. Smith will serve until his successor is duly appointed and qualified or until his earlier resignation or removal. Mr. Smith, age 41, is a Senior Principal Consultant at ACA Group. Mr. Smith serves as outsourced chief compliance officer and consultant for various registered investment advisers, registered investment companies, business development companies and other entities. He has over 17 years of regulatory and financial services experience. Prior to ACA Group, most recently, Mr. Smith worked at Charles Schwab, where he was Compliance Director of Asset Management. Prior to this, Mr. Smith held various roles at Nuveen, where he served as a business-line compliance officer for the firm’s private placements division and played a central role in developing and running the compliance program for a business development company. Mr. Smith has also held various other industry roles, including as a Compliance Associate in TIAA’s asset management division and in client-facing and supervision roles within the wealth management industry. Mr. Smith graduated from the University of Colorado with a BA in Economics.

Mr. Smith’s appointment coincides with the resignation, effective as of October 9, 2025, of Gregory MacCordy as the Chief Compliance Officer of the Company. Mr. MacCordy’s decision to resign was not the result of any disagreement relating to the Company’s operations, policies or practices.

Mr. Smith has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company, and there is no arrangement or understanding under which Mr. Smith was appointed as the Company’s Chief Compliance Officer. There are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Smith has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Capital Solutions Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE CAPITAL SOLUTIONS FUND

Date: October 9, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer